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                       FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT

This Fourth Amendment to Employment Agreement was made and entered into as of September 2, 1997, by and between PriceSmart, Inc., a Deleware Corporation ("Employer") and Robert M. Gans ("Executive").

                                       RECITALS

A) On September 20, 1994 an Employment Agreement was made and entered into by and between Executive and Employer's Assignor, Price Enterprises, Inc.

B) On April 11, 1996, Section 2.3 of the Employment Agreement was amended, such that Executive became entitled to three weeks paid vacation each year.

C) On July 23, 1996, Section 2.1 of the Employment Agreement was amended, such that Executive's annual base salary was increased to $175,000.

D) On April 28, 1997, Section 3.1 of the Employment Agreement was amended, such that Executive's employment term was extend to October 16, 1998.

E) On August 29, 1997, the Employment Agreement and amendments thereto were assigned by Price Enterprises, Inc. to Employer.

F) Employer and Executive now desire to further amend the Employment Agreement, as set forth hereinbelow:


                                      AGREEMENT

1) Section 3.1 of the Employment Agreement, which currently provides:

          The term of Executive's employment hereunder shall commence on October 17, 1994 and shall continue until October 16, 1998, unless sooner terminated or extended as hereinafter provided (the "Employment Term").

   is hereby amended to provide as follows:

          The term of Executive's employment hereunder shall commence on October 17, 1994 and shall continue until




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          October 16, 2000, unless sooner terminated or extended as hereinafter provided (the "Employment Term").

2) All other terms of the Employment Agreement shall remain unaltered and fully effective.




Executed in San Diego, California, as of the date first written above.




EXECUTIVE                                              EMPLOYER
---------                                              --------

                                             PRICESMART, INC.

Robert M. Gans                               By: /s/ Robert E. Price
                                                --------------------------
/s/ Robert M. Gans                           Name: Robert E. Price
--------------------------                        ------------------------
                                             Its:  President
                                                 -------------------------